[2,500,000] SHARES
                            ULTRALIFE BATTERIES, INC.
                                  COMMON STOCK
                             UNDERWRITING AGREEMENT


                                                                 February , 1998
LEHMAN BROTHERS INC.
A.G. EDWARDS & SONS, INC.
PENNSYLVANIA MERCHANT GROUP
As Representatives of the several
Underwriters named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York  10285

Dear Sirs:

          Ultralife Batteries, Inc., a Delaware corporation (the "Company"), proposes to sell an aggregate of [2,500,000] shares (the "Firm Stock") of the Company's Common Stock, par value $0.10 per share (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters named in Schedule 1 hereto (the "Underwriters") an option to purchase up to an additional [375,000] shares of the Common Stock on the terms and for the purposes set forth in
Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters.

          1.   Representations,  Warranties and  Agreements of the Company.  The
Company with respect to itself and Ultralife Batteries (UK) Ltd., a company formed under the laws of England (the "Subsidiary") represents, warrants and agrees that:

               (a) A registration statement on Form S-3 and [an] amendment[s] thereto with respect to the Stock have (i) been prepared by the
          Company in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and the amendment[s] thereto have been delivered by the Company to you as the representatives (the "Representatives") of the Underwriters. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including any documents incorporated by reference therein at such time and all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5(a) hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph
          (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as




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



          of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Company has registered the Common Stock with the Commission pursuant to Section 12 of the Exchange Act, and all documents filed with the Commission under the Exchange Act, when they were filed, conformed in all respects to the requirements of the Exchange Act and the Rules and Regulations thereunder and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (e) The Company and the Subsidiary have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and the Subsidiary, taken as a whole (herein, a "Material Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged as described in the Registration Statement;

          and the Subsidiary is not a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

               (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the Company is the sole stockholder of the Subsidiary and all of the issued shares of capital stock of the Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. Other than the Subsidiary, the Company does not own, have a material interest in or control directly or indirectly, any corporation, association or entity.

               (g) The unissued shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and the Stock will conform to the description thereof contained in the Prospectus; and the issuance of the Stock is not subject to preemptive or other similar rights.

               (h) This Agreement has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms.

               (i) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation, by-laws or other constituent documents of the Company or the Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act, and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

               (j) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or the right to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (k) Except as described in the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, stock option or other employee compensation plans or pursuant to outstanding options outstanding prior to the commencement of such six-month period.

               (l) Neither the Company nor the Subsidiary  has sustained,  since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or the Subsidiary or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Subsidiary, otherwise than as set forth or contemplated in the Prospectus.

               (m) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the Company and the Subsidiary purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The selected and summary financial and statistical data and information included in the Registration Statement present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements presented therein.



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




               (n) To the  knowledge of the  Company,  each of Ernst & Young LLP and Arthur Andersen LLP, who have certified certain financial statements of the Company, whose respective reports appear in the Prospectus and who have each delivered an initial letter referred to in Section 7(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

               (o) The Company and the Subsidiary have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by each of them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary and all real and personal property and buildings held under lease by the Company and the Subsidiary are held by each of them, as the case may be, under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary, as the case may be.

               (p) The Company and the Subsidiary carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries all of which insurance is in full force and effect.

               (q) The Company and the Subsidiary own or possess, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their businesses and neither the Company nor the Subsidiary has any reason to believe that the conduct of their respective businesses will conflict with, or has received any notice of any claim of conflict with, any such rights of others.

               (r) There are no legal or governmental proceedings pending to which the Company or the Subsidiary is a party or of which any property or assets of the Company or the Subsidiary is the subject which, if determined adversely to the Company or the Subsidiary, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.



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               (s) The  conditions  for the use of Form S-3, as set forth in the
          General Instructions thereto, have been satisfied.

               (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (u) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (v) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent.

               (w) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (x) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof or, if requests for extensions to file such returns have been made, such requests for extension have been timely filed and any such extensions have been granted and have not expired, and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or the Subsidiary which has had nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or the Subsidiary, might have a Material Adverse Effect.



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               (y)  Since  the  date as of  which  information  is  given in the
          Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than securities issued or granted pursuant to employee benefit plans, stock or other employee compensation plans,
          (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (z) The  Company (i) makes and keeps  accurate  books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (aa) Neither the Company nor the  Subsidiary  is (i) in violation of its certificate of incorporation, by-laws or other constituent documents, (ii) in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, (iii) in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business and (iv) has received any notice of proceedings relating to the revocation or modification of any such license, permit, certificate, franchise or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

               (ab) Neither the Company nor the Subsidiary, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or the Subsidiary, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of



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          any  provision of the Foreign  Corrupt  Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

               (ac) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or the Subsidiary (or, to the knowledge of the Company or the Subsidiary, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or the Subsidiary in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Subsidiary; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or the Subsidiary or with respect to which the Company or the Subsidiary has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Subsidiary; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

               (ad)  Neither the Company nor the  Subsidiary  is an  "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          2. Purchase of the Stock by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell [2,500,000] shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that Underwriter's name in Schedule l hereto. Each Underwriter shall be obligated to purchase from the Company that number of shares of the Firm Stock which represents the same proportion of the

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number of shares of the Firm  Stock to be sold by the  Company  as the number of shares of the Firm Stock set forth opposite the name of such Underwriter in Schedule l represents of the total number of shares of the Firm Stock to be purchased by all of the Underwriters pursuant to this Agreement. The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be
rounded   among  the   Underwriters   to  avoid   fractional   shares,   as  the
Representatives may determine.

          In addition, the Company grants to the Underwriters an option to purchase up to [375,000] shares of Option Stock. Such option is granted solely for the purpose of covering overallotments in the sale of Firm Stock and is exercisable as provided in Section 4 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set opposite the name of such Underwriters in Schedule l hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be $ per share.

          The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

          3. Offering of Stock by the Underwriters. Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

          4. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York 10112, at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company. This date and time are sometimes referred to as the First Delivery Date. On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the

First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date of this Agreement, the option granted in Section 2 may be exercised, in whole or in part, at any time and from time to time, upon written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date."

          Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 4 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer of immediately available funds to a bank account designated by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

          5.   Further Agreements of the Company. The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of the Prospectus is required in connection with the offering or sale of the Stock; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:
          (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto, (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus and (iii) every document incorporated by reference in the Prospectus (excluding exhibits thereto); and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

               (f) As soon as practicable after the Effective Date (but in no event later than 15 months after the Effective Date), to make generally available to the Company's security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

               (h) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

               (i) Without the prior written  consent of Lehman Brothers Inc. on behalf of the Representatives, whether directly or indirectly, for a period of 90 days subsequent to the date of the Prospectus, not to (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future
          of) any shares of Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, stock option or equity plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise; and to cause each officer and director of the Company and Intermagnetics General Corporation to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the Underwriters, pursuant to which each such person shall agree that without the prior written consent of Lehman Brothers Inc. on behalf of the Representatives, whether directly or indirectly, for a period of 90 days subsequent to the date of the Prospectus, not to (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise;

               (j) Prior to the Effective Date, to apply for the listing of the Stock for quotation on the Nasdaq National Market and to use its best efforts to effect such listing, subject only to official notice of listing, prior to the First Delivery Date;

               (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

               (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary of the Company shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any documents incorporated by reference therein, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) any applicable listing or other fees, including the fees for quotation of the Stock on the Nasdaq National Market; (g) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 6 and in Section 11 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

          7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the

          Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Chadbourne & Parke LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Parker Chapin Flattau & Klimpl, LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) The  Company has been duly  incorporated  and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary and has obtained all material authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over employee benefits, environmental or similar matters) to own or hold its properties and conduct the business in which it is engaged as described in the Registration Statement and Prospectus; and the Company has no subsidiaries other than Ultralife Batteries (UK), Ltd.;

                    (ii) The Company  has an  authorized  capitalization  as set forth in the Prospectus, and all of the issued shares of capital stock of the Company

               (including  the shares of Stock being  delivered on such Delivery
               Date) and the outstanding warrants or options to purchase stock have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus and the form of the certificate for the Stock conforms to the requirements of the laws of the State of Delaware. There are no outstanding warrants, options, convertible securities or other similar securities or rights to purchase securities of the Company or the Subsidiary, except as described in the Prospectus;

                    (iii) There are no  preemptive  or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's certificate of incorporation or by-laws or, to such counsel's knowledge, any agreement or other instrument to which the Company is a party or by which it may be bound;

                    (iv) The Company and the Subsidiary have good and marketable title in fee simple to all real property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or the Subsidiary; and all real property and buildings held under lease by the Company or the Subsidiary are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company or the Subsidiary, and all personal property owned by the Company or the Subsidiary is free and clear of all liens as do not materially affect the value of such properties and do not interfere with the use made or proposed to be made of such properties by the Company or the Subsidiary, as the case may be;

                    (v) To such counsel's  knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Subsidiary is a party or of which any property or assets of the Company or the Subsidiary is the subject which might, individually or in the aggregate, have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion, the

               Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission;

                    (vii) The Registration  Statement and the Prospectus and any
               further amendments or supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, any documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations of the Commission thereunder;

                    (viii) To such counsel's  knowledge,  there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                    (ix) This Agreement has been duly  authorized,  executed and delivered by the Company and constitutes the valid and binding agreement of the Company, and is enforceable against the Company in accordance with its terms, except insofar as rights to indemnity and/or contribution may be limited by United States federal or state securities laws or the public policy underlying such laws;

                    (x) The  issue,  sale and  delivery  of the  shares of Stock being  delivered  on  such  Delivery  Date  by the  Company,  the execution, delivery and performance of this Agreement, the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby (a) do not conflict and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Subsidiary is a party or by which the Company or the Subsidiary is bound or to which any of the property or assets of the Company or the Subsidiary is subject, nor will such actions result in any violation of the provisions of the certificate of incorporation or by-laws or other constituent documents of the Company or the Subsidiary or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Subsidiary or any of their properties or assets and (b) will not result in the imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiary under any such indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, nor will any such action result in any violation of any existing law, regulation or ruling (assuming compliance with all state securities laws), judgment, injunction, order or decree to be applicable to the Company, the Subsidiary or any of their properties; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, by the Company or the Subsidiary, the valid issuance, sale and delivery of the Stock to the Underwriters and the consummation of the transactions contemplated hereby;

                    (xi) To such counsel's knowledge, except as set forth in the
               Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person, or the right (other than rights which have been waived or satisfied or not yet exercised) to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                    (xii) Except as described in the Registration  Statement, to such counsel's knowledge there is not claim, action or proceeding, pending or threatened, which challenges the rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, copyrights licenses (and applications therefor) and other intellectual property rights used in the conduct of the Company's businesses (including, without limitation, any such licenses or intellectual property rights described in the Prospectus as being owned or possessed by the Company) which, singly or in the aggregate, if the subject of a decision, ruling or finding unfavorable to the Company, would result in a Material Adverse Effect; and nothing has come to such counsel's attention which causes such counsel to believe that the Company of the Subsidiary's current product, technology and processes do not infringe on, or conflict with, any patents, copyrights, licenses (or applications therefor) or other intellectual property rights currently held by third parties; and

                    (xiii) The  statements  under the captions  "Risk Factors --
               Shares Eligible for Future Sale," "Business--Battery Safety; Regulatory Matters; Environmental Considerations," "Business--Legal Proceedings," "Principal Stockholders," "Description of Capital Stock," "Shares Eligible for Future Sale," and "Additional Information" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, rules or regulations or legal conclusions, are correct in all material respects.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated such Delivery Date, in form and substance satisfactory to the Representatives, to the effect that (x) such counsel has acted as counsel to the Company in connection with previous financing transactions and has acted as counsel to the Company in connection with the preparation of the Registration Statement, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (II) any documents incorporated by reference in the Prospectus when they were filed with the Commission contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) [U.K. Counsel] shall have furnished to the Representatives, its written opinion, as counsel to Ultralife Batteries UK, Ltd., addressed to the Underwriters and dated such delivery date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) The  Subsidiary  is  duly  incorporated  and is  validly existing as a private limited liability company and is in good standing under the laws of England;

                    (ii) The Subsidiary has the power in its Memorandum of Association to carry on business as a general commercial company and, inter alia, to purchase or by any other means acquire and take options over any property and any rights or privileges of any kind over or in respect of any property and accordingly has full power and corporate authority to own and lease its properties and to conduct its business as described in the Registration Statement and the Prospectus;

                    (iii) Neither the  Memorandum or the Articles of Association
               of the Subsidiary nor any agreements of the Subsidiary contain any pre-emptive or other rights to subscribe for or to purchase shares or any other securities of the Subsidiary;

                    (iv) Except that the directors of the Subsidiary may in their absolute discretion and without any reason decline to register the transfer of any shares in the capital of the Subsidiary, neither the Memorandum and Articles of Association of the Subsidiary nor any agreement, indenture or instrument to which the Subsidiary is a party contains any restrictions upon the voting or transfer of any securities of the Subsidiary. In relation to voting at general meetings of the Subsidiary, on a show of hands every member who is present in person or by duly authorized representative has one vote and on a poll every member has one vote for every share of which he is the holder;

                    (v) The authorized share capital of the Subsidiary is L.____________ divided into ___________ Ordinary Shares of L.1 each, of which ____________ Ordinary Shares of (pound)1 each have been issued;

                    (vi) The  Company  is the  registered  holder  of all of the issued Ordinary Shares and all such shares have been validly issued, are fully paid up and were not issued in violation of the Memorandum and Articles of Association of the Subsidiary or any agreement to which the Subsidiary is a party;

                    (vii) The Subsidiary has passed the written Special Resolution dated 23rd May 1994 attached as Annex H permitting its board of directors by resolution to allot securities of any kind, but has not filed any additional resolutions to authorize the issue of warrants, convertible securities or other similar securities nor to enable it to grant any options over its shares. Such counsel's inspection of the Minute Books of the Company on _________ 1998 did not reveal any allotment by the board of directors of any securities except for those referred to as issued under paragraph (v) above;

                    (viii) By the  execution  and delivery of the Company of the
               Underwriting Agreement the Subsidiary is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, and consummation by the Company of the transactions contemplated thereby will not result in a breach or violation of, or constitute a default under, the Memorandum or Articles of Association of the Subsidiary or any agreement, indenture or instrument to which the Subsidiary is a party which would result in a material adverse effect or result in the creation or imposition of any lien, charge, claim or encumbrance upon, any property or asset of the Subsidiary;

                    (ix) The performance by the Company of its obligations under the Underwriting Agreement will not violate any law, rule, administrative regulation or decree of any English court or any United Kingdom governmental agency or body having jurisdiction over the Subsidiary or any of its properties which would result in a material adverse effect or result in the creation or imposition of any lien, charge, claim or encumbrance upon, any property or asset of the Subsidiary;

                    (x) No  consent,  approval,  authorization  or  order of any
               English court, governmental agency, body or financial institution is required in connection with the consummation by the Company of the transactions contemplated by the Agreement;

                    (xi) All  descriptions  in the  Prospectus  of all  legal or governmental proceedings, contract and other documents relating to the Subsidiary, and the description of the consequences to the Subsidiary of such laws, proceedings or documents are accurate in all material respects;

                    (xii) Searches made on ____________  1998 of the Register of the Chancery Division of the High Court, the Commercial Court Register and the Central Index of Winding Up Petitions at the Royal Courts of Justice in London and the Patents County Court reveal no record of any current action or proceeding against the Subsidiary in such divisions of the relevant Court including, without limitation, claims, actions, or proceedings in respect of patents, trademarks, licenses and other intellectual property rights owned, used or enjoyed by the Subsidiary;

                    (xiii) There are no security interests in favor of any third party in respect of any assets of the Subsidiary;

                    (xiv) The statements in the Prospectus which refer to statements of law, descriptions of statutes, rules or regulations or legal conclusions, with respect of the laws of England, are correct in all material respects; and

                    (xv) The Subsidiary has obtained all material authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all United Kingdom governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over employee benefit, environmental or similar matters), to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Subsidiary has not received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, consent, license, certificate, franchise, or permit which, singly or in the aggregate, is the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

               (f) [Intellectual Property Counsel] shall have furnished to the Representatives, its written opinion, as special intellectual property counsel to the Company, addressed to the Underwriters and dated such delivery date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                    (i) The list of patents and patent applications (the "Patent
               List") annexed hereto as Annex __ is a complete and correct listing of all the patents (each a "Patent" and together the "Patents") owned by, and all the applications for patents filed by or on behalf of (the "Pending Applications"), the Company or its Subsidiary or any person legally bound to assign full right, title and interest therein and thereto to the Company or its Subsidiary;

                    (ii) Such  counsel has no reason to believe  that either the
               Company or the Subsidiary, does not have full right and title in and to each of the Patents, as well as full right and title in the Pending Applications, or that the Company or the Subsidiary is not the beneficiary of legally binding, enforceable and non-transferable assignments or similar agreements with respect to the Patents and the Pending Applications, and such counsel has conducted and caused to be conducted by foreign attorneys or agents searches of the assignment records of the United States Patent Office and of foreign Patent Offices with regard to the Company's record ownership of the Patents and the Pending Applications, have reviewed the list of record owners of the Patents and the Pending Applications, and have no knowledge of any facts which would lead such counsel to believe that the Company may be precluded from having clear title to the Patents and Pending Applications referenced in the Patent List;

                    (iii) Such counsel has no knowledge  that the Company  lacks or will be unable to obtain any rights or licenses to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by the Company as described in the Prospectus, except as described in the Prospectus. Such counsel is unaware of any facts which form a basis for a finding of unenforceability or invalidity of any of the Patents or patent rights owned or licensed by the Company. To the best of such counsel's knowledge, the Company has not received any notice of infringement or of conflict with rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how. Such counsel are not aware of any patents of others which are infringed by specific products or processes referred to in the Prospectus in such a manner as to materially and adversely affect the Company;

                    (iv) To such counsel's  knowledge,  each Patent is valid and each U.S. Patent enjoys a presumption of validity under the laws of the United States, and each Pending Application has been duly and validly filed in the jurisdiction or jurisdictions noted opposite its name in the Patent List and is pending therein subject only to customary legal review and similar procedures;

                    (v) To such  counsel's  knowledge,  each Patent owned by the
               Company is owned by it free and clear of all liens, claims and encumbrances of any nature or kind whatsoever. To such counsel's knowledge, other than patent and trademark prosecution by the Company or the Subsidiary, there are no legal or governmental proceedings pending relating to patent rights, trade secrets, service marks or other proprietary information or materials of the Company, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others;

                    (vi) Such counsel has read the sections of the  Registration
               Statement and the Prospectus captioned "Risk Factors -- Dependence on Proprietary Technologies" and "Business -- Patents, Trade Secrets and Trademarks" and have participated in conferences with representatives of the Company at which the contents of those sections and related matters were discussed. The statements in the Registration Statement and the Prospectus under the captions "Risk Factors - Dependence on Proprietary Technologies" and "Business - Patents, Trade Secrets and Trademarks" are accurate and complete statements or summaries of the matters therein set forth and nothing has come to such counsel's attention that would lead such counsel to believe that either of those sections in the Registration Statements, as of the date it was declared effective under the Securities Act by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that those sections in the Prospectus, as of its date and as of the Closing Date, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

                    (vii) Based upon such counsel's discussions with Parker Chapin Flattau & Klimpl, counsel to the Company, with respect to the transactions contemplated by the Registration Statement, and such counsel's discussions with the responsible employees, officers and representatives of the Company and its Subsidiaries, such counsel does not know of any material contracts or other documents, relating to the Company's patents or proprietary information, other than those filed as an exhibit to the Registration Statement, or described in the Registration Statement or the Prospectus.

               (g) The  Representatives  shall have received  from  Chadbourne &
          Parke

          LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (h) At the time of execution of this Agreement, the Representatives shall have received from each of Ernst & Young, LLP and Arthur Andersen, LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that each of them are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (i) With respect to the letter of Arthur Andersen, LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Representatives a letter (the "bring-down letter") of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

               (j) The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its Chief Financial Officer stating that:

                    (i) The  representations,  warranties  and agreements of the
               Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 7(a) and 7(k) have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (k) (i) Neither the Company nor the Subsidiary shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or the Subsidiary or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or the Subsidiary, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum trading prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (m) The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of listing.

               (n) You shall have been furnished such additional documents and certificates as you or counsel for the Underwriters may reasonably request related to this Agreement and the transactions contemplated hereby.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          8.   Indemnification and Contribution.

          (a) The Company shall indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof
(including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

          (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company under this Section 8 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, officers, employees and controlling persons to be jointly represented by separate counsel and in that event the fees and expenses of such separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless, such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section  8(d),  no  Underwriter  shall be required to
contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

          (e) The Underwriters severally confirm and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

          9. Defaulting Underwriters. If, on either Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Stock which the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting Underwriter in
Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining nondefaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining nondefaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 2. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 6 and 11. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 9, purchases Firm Stock which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          10. Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 7(k) or 7(l), shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          11. Reimbursement of Underwriters' Expenses. If (a) the Company shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay its proportionate share of the full amount thereof to the Representative(s). If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

          12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

          (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:

     212-526-6588), with a copy, in the case of any notice pursuant to Section 8(d), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., Three World Financial Center, 10th Floor, New York, NY 10285;

          (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Bruce Jagid (Fax: 201-930-1144) with a copy to Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, Attention: Henry Rothman, Esq.;

provided, however, that any notice to an Underwriter pursuant to Section 8(d) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives.

          13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 13 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          14. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          15. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS.

          17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company, and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                            Very truly yours,

                                            ULTRALIFE BATTERIES, INC.


                                            By:
                                               ------------------------------
                                                Name:
                                                Title:




Accepted:

LEHMAN BROTHERS INC.
A.G. EDWARDS & SONS, INC.
PENNSYLVANIA MERCHANT GROUP LTD


For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By:  LEHMAN BROTHERS INC.

By:
   ---------------------------
    Authorized Representative

                                   SCHEDULE 1


                                                  Number of      Number of
Underwriters                                     Firm Shares   Option Shares
------------                                     -----------   -------------
Lehman Brothers Inc. ...........................
A.G. Edwards & Sons, Inc........................
Pennsylvania Merchant Group ....................
TOTAL                                            [2,500,000]      [375,000]
                                                 ----------      ---------